Credit Suisse Energy Summit February 25, 2015 Exhibit 99.1

Disclaimer
© C&J Energy Services, Inc. 2015

Important Information for Investors and Stockholders
In connection with the proposed combination of C&J Energy Services, Inc.  (“C&J”) with the completion and production services business of Nabors
Industries Ltd. (“Nabors”), a wholly owned subsidiary of Nabors, Nabors Red Lion Limited (which will be renamed C&J Energy Services Ltd. as of the closing of the proposed transaction) (“Red Lion”), has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on
Form S-4 that includes a proxy statement of C&J that also constitutes a prospectus of Red Lion. On February 13, 2015, the registration statement was declared effective by the SEC and C&J filed a definitive proxy statement with the SEC. Mailing of the final proxy statement, together with the Notice of Special Meeting and proxy card, to C&J stockholders of record on the record date commenced on February 13, 2015. Each of Red Lion and C&J also plans to file other relevant documents with the SEC regarding the proposed transaction. This material is not a substitute for the final prospectus/proxy statement or any other documents the parties file with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY
STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC
IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, the definitive joint proxy statement/prospectus and other relevant documents filed by Red Lion and C&J with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents filed by Red Lion with the SEC free of charge on Nabors website at www.nabors.com, and copies of the documents filed by C&J with the SEC are available free of charge on C&J’s website at www.cjenergy.com.
Participants in the Solicitation
C&J, Red Lion, Nabors and their respective directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of C&J in connection with the proposed transaction. Information about the directors and executive officers of C&J is set forth in C&J’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 10, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents can be obtained using the contact information above.

Disclaimer
© C&J Energy Services, Inc. 2015

Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed transaction, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the proposed transaction (including its benefits, results, effects and timing), the attributes of the combined company and of C&J as a subsidiary of Red Lion and whether and when the transactions contemplated by the transaction agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.
These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.  These risks and uncertainties include, but are not limited to:  the failure of the stockholders of C&J to approve the proposed transaction; the risk that the conditions to the closing of the proposed transaction are not satisfied; the risk that regulatory approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; costs and difficulties related to the integration of C&J’s business and operations with Nabors’ Completion and Production
Services business and operations; the inability to obtain or delay in obtaining cost savings and synergies from the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the outcome of pending or potential litigation; the inability to retain key personnel;
uncertainty of the expected financial performance of C&J following completion of the proposed transaction; and any changes in general economic and/or industry specific conditions.
Nabors and C&J caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in
Nabors’s and C&J’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov.  All subsequent written and oral forward-looking statements concerning Nabors, C&J, the proposed transaction or other matters attributable to Nabors, Red Lion and C&J or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Each forward looking statement speaks only as of the date of the particular statement, and neither Nabors nor C&J undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Overview and Key Takeaways
© C&J Energy Services, Inc. 2015
Leading energy services company building scale across key basins, expanding with new product lines and vertical integration to achieve long-term growth strategy
Focused on executing best-in-class operating model that generates superior utilization rates and returns
Experienced and proven management team
Positioned to navigate a volatile market
Proven track record of driving value for shareholders
Combination with Nabors Completion and Production Services business accelerates
C&J’s strategy to create the 4    largest domestic completion and production firm
4

5
6
th

Long-Term
Growth Strategy
C&J Energy Services Strategic Overview
© C&J Energy Services, Inc. 2015
• Accelerate scale to increase market share and grow footprint in cost-advantaged basins
• Integrate offerings across customer base
• Business line diversification
• Robust R&D development pipeline
Best-in-Class
Operating Model
Transformative
Nabors C&P
Transaction
Pro Forma Capital
Structure with
Significant
Liquidity
• Strong utilization rates due to scale, integrated offerings and best-in-class logistics
• Strong track record of controlling costs through focus on operational efficiencies and management of consumables through cost structure and negotiating leverage
• Operational model drives significant growth and better margins
• Strong customer base includes leading operators with high-volume, high-efficiency projects and 24-hour operations
• Significant liquidity at closing with revolver availability of ~$510 million and cash of $20 million
• Estimated Total Debt at closing:  ~$1.1 billion
• Estimated Leverage Ratio at closing:  ~2.2x
• Anticipating capex reduction during initial phases of integration with 2015E capex of $250 million
• Creates leading diversified services provider with modern, high-quality asset base by combining complementary completion businesses
• Diversifies C&J’s operations with new service lines and increases scale to drive ongoing growth initiatives
• Expected to provide revenue enhancements and potential cost savings

C&J Energy Services Today
© C&J Energy Services, Inc. 2015
Diversified provider of premium, technologically-advanced completion services
Hydraulic
Fracturing
Fracturing services division provides customized stimulation services
Engineering teams offer extensive front-end technical evaluation
Demonstrated operating efficiencies and superior execution
Coiled Tubing
Coiled tubing services division consists of large dimension coiled tubing units and pumpdown equipment
Ability to handle heavy-duty jobs across a wide spectrum of environments
Wireline and
Related
Services
Wireline services division provides cased-hole wireline, pumpdown and other complementary services, including logging, perforating, pipe recovery and pressure testing services

Operational Model Drives
Best-In-Class Performance
•
Target high volume, high efficiency customers who recognize that the value C&J provides through efficiency gains results in significant cost savings to them
•
Focus on complex, service-intensive wells with 24-hour operations and multi-well pad drilling
–
Demonstrated shorter time per completion
–
More frac stages per well keeps fleets onsite longer, allowing more pumping hours per month
•
Enables customer to reach completion and production faster, and at lower cost
© C&J Energy Services, Inc. 2015

Operating efficiencies capitalize on targeted opportunities

Operational Model Drives
Best-In-Class Performance
•
Well-positioned to capitalize on high service intensity and high efficiency work
–
Targeting active, well-hedged customer base that recognizes the value of maximizing equipment utilization
–
Strong presence in Eagle Ford and Permian – core acreage with lower breakeven oil prices
–
Differentiated by quality services and equipment, coupled with superior execution and operating efficiency
© C&J Energy Services, Inc. 2015

Targeted markets and customer base lead to better competitive positioning

Source: Public filings
Operational Model Driving
Significant Growth
© C&J Energy Services, Inc. 2015

(1)
See page 31 for C&J’s definition of Adjusted EBITDA, a non-GAAP financial measure, and required reconciliation to GAAP financial measures. Adjusted EBITDA includes costs from strategic initiatives of $8.1 million, $9.5 million, $9.9 million and $12.2 million for Q1, Q2, Q3 and Q4, respectively.
Q1 2014 Q2 2014 Q3 2014 Q4 2014
Revenue ($mm) $317 $368 $440 $484
% Revenue Growth
(Sequential)
19% 16% 20% 10%
Adjusted EBITDA ($mm)
(1)
$43 $53 $75 $82
% Adjusted EBITDA Margin 14% 14% 17% 17%
% Adjusted EBITDA Growth
(Seq.)
18% 23% 42% 10%

Current Industry Outlook
© C&J Energy Services, Inc. 2015
•
The steep decline in commodity prices will result in reduced operator spending, with the level of budget cuts expected to vary between basins
–
High cost basins and speculative acreage will face elevated risk levels
–
Core operations in Eagle Ford and Permian are better positioned with lower breakeven oil prices
–
C&J’s model targets sizable, well-hedged customers with identified acreage to maximize asset utilization on multi-well pads and other core acreage
–
Applying our model to Nabors assets post-closing expected to have significant upside in stable market
•
Scale of combined firm expected to help insulate the impact of market volatility
–
Discussions on cost reductions from suppliers currently ongoing. Scale from
Nabors transaction expected to enable further reductions post-closing
–
Less pricing power for smaller service providers relative to previous downturn
–
Superior execution for consumables logistics is critical for high-efficiency jobs and difficult for smaller players to achieve

Overview of Nabors C&P Transaction

Key Deal Facts
© C&J Energy Services, Inc. 2015
•
Purchase price declined from $2.86 billion at June announcement to $1.5 billion (1) due to $250 million reduction in cash and declines in C&J stock price
•
Creates a leading diversified completion and production services provider and accelerates C&J’s growth strategy to expand domestically and internationally
•
Provides additional scale to capitalize on market dynamics with cost efficiencies that should enable better margins in challenging markets
•
Strengthens C&J’s presence in major basins in the U.S. and Western Canada
•
Delivers significant financial benefits – expected to improve flexibility with free cash flow generation, yield meaningful synergies and decrease long term tax rate
•
Global alliance agreement to be entered at closing with Nabors expected to facilitate C&J’s international prospects
(1) Based on closing price of C&J common stock on February 13, 2015

Combination Creates Provider of Choice with
Operations in Key Basins
•
The integration of C&J and Nabors Completion and Production Services business introduces “New C&J Energy Services” to provide meaningful benefits to customers
–
Single provider across well life cycle (completions, production, workover, and plug and abandonment)
–
Multi-basin capabilities allow New C&J Energy Services to address customer demand in almost every major basin in the U.S. and Western Canada
–
Proven manufacturing & logistics capabilities, scale and cost structure helps optimize input costs and ensure on-time delivery of consumables
–
Scale and integrated offering provides enhanced solutions and cost efficiencies
Completion and
Production Services
New
© C&J Energy Services, Inc. 2015

Combined Company At-A-Glance
© C&J Energy Services, Inc. 2015

Fourth largest completion and production services provider
Completion Services
Vertically Integrated
and Other Services
Production Services
•
Hydraulic Fracturing
•
Coiled Tubing
•
Wireline and
Related Services
•
Cementing
•
Equipment Manufacturing
•
Specialty Chemicals
•
Downhole Tools and
Directional Drilling
•
Data Control Systems
•
Research and Technology
•
Fluids Management
•
Workover and
Well Servicing
•
Special Services

Strategic Rationale
© C&J Energy Services, Inc. 2015
Increases Scale to
Drive Ongoing Growth
Initiatives
Creates Leading
Diversified Services
Provider
Diversifies Operations
with New Service Lines
Combines
Complementary
Completion Businesses
— Fourth largest completion and production services provider with over 1.2 million HHP, over 40 coiled tubing units and over 130 wireline trucks
— Largest fluid services fleet with ~1,450 fluid  management trucks
— Over 540 workover rigs
•
Creates immediate opportunity to capitalize on market dynamics across the U.S.
— Provides access to new customers and markets, including the Rockies and Marcellus
— Provides additional assets within existing C&J markets, such as Eagle Ford and Permian, to better service new and existing customers
— Adds cementing, which is complementary to C&J’s existing completion services
•
Introduces production services with fluid management and workover services, sizable domestic businesses
— Unconventional plays and growing population of mature wells requires greater production services
— Production expected to provide enhanced cash flow stability, particularly in counter-cyclical West Coast market
•
Broadens geographic reach across all major U.S. basins, adding complementary positions that have limited overlap with current operating areas
•
Expected to accelerate international expansion
•
Greater benefit from strategic initiatives as these are applied across the combined company’s larger asset base
•
Consolidates vertical manufacturing of fluid ends and componentry
•
Reduces duplicative field and operational resources
•
Improves cost structure by leveraging existing C&J supplier relationships and scale of combined company expected to further drive cost reductions due to higher consumables demand
•
Substantially replaces planned growth capex with immediate capacity
•
Anticipated improvement in utilization of combined fleet will drive higher profitability over the long term
•
Diversifies customer base due to increased size with very limited core customer overlap
Potential Cost Savings
Revenue
Enhancements

•
Creates a leading diversified completion and production services provider with modern, high-quality asset base

New C&J – Completion Services
© C&J Energy Services, Inc. 2015
Hydraulic
Fracturing
Fracturing services division provides customized stimulation services
Engineering teams offer extensive front-end technical evaluation
Demonstrated operating efficiencies and superior execution
Over 1.2 MM HHP of pressure pumping capacity across the U.S.
Coiled Tubing
Coiled tubing services division consists of large dimension coiled tubing units and pumpdown equipment
Ability to handle heavy-duty jobs across a wide spectrum of environments
Wireline and
Related
Services
Wireline services division provides cased-hole wireline, pumpdown and other complementary services, including logging, perforating, pipe recovery and pressure testing services
Cementing
New service line for C&J - fleet consisting of over 70 units is able to provide customized cementing services

New C&J – Production Services
© C&J Energy Services, Inc. 2015
Workover and
Well Servicing
Over 540 workover and well-servicing rigs in every major oil and gas area in the
U.S and Western Canada
Rigs range from 200 to 900 HP and are involved in the routine repair and maintenance of both oil and gas wells
Designed primarily to optimize production from existing, mature wells
Fluid
Management
completion and production of oil and gas wells
Includes disposal of water produced in association with oil and gas production, as well as flowback water produced during hydraulic fracturing
Expansive trucking fleet of ~1,450 fluid management trucks
Special Services
rental services in selected geographic markets

Manufacturing, transportation and disposal of fluids used in the drilling,
Solutions for excavation, mobilization, plug and abandonment, and equipment

New C&J – Capital Structure and Liquidity
© C&J Energy Services, Inc. 2015
• Estimated Total Debt at Closing: ~$1.1 billion
• Estimated Debt/TTM Adjusted EBITDA
(1)
at Closing: ~2.2x
• Generation of free cash flow anticipated to allow C&J Energy to de-lever its balance sheet following Closing
• Future cash flow also expected to be driven by:
–
Cost synergies
–
Expected utilization improvement and higher profitability over long term
–
Substantial capex reductions
• Significant liquidity at Closing, including revolver availability of ~$510 million and ~$20 million in cash
(1) Adjusted EBITDA is defined as earnings before net interest, income taxes, depreciation and amortization, net gain or loss on disposal of assets, transaction costs and certain non-routine items.  Adjusted EBITDA is a non-GAAP financial  measure and should not be considered as an alternative to net income (loss) or cash flow data prepared in accordance with U.S. GAAP.

Experienced and Proven Leadership
© C&J Energy Services, Inc. 2015
Larry Heidt,
President,
Nabors  Completion and
Production Services
Ronnie Witherspoon,
Executive Vice President,
Nabors Completion Services
Steve Johnson,
Executive Vice President,
Nabors Production Services
Josh Comstock,
Chairman and
Chief Executive Officer,
C&J Energy Services
Randy McMullen,
President and Chief Financial
Officer, C&J Energy Services
Don Gawick,
Chief Operating Officer,
C&J Energy Services

Appendix

Closing
Conditions and
Timing
Transaction
Overview
Board of
Directors and
Management
Pro Forma
Ownership
Nabors C&P Transaction Overview
• C&J to combine with Nabors Completion and Production Services business in the U.S. and Canada
(creating “New C&J”) in a stock-for-stock transaction
• C&J stockholders to receive one share of New C&J common stock for each share of C&J common stock
• Total consideration currently valued at ~$1.5 billion, including the value of ~62.5 million shares (1)
to be issued to Nabors and $688 million cash payment
• New C&J will retain C&J Energy Services name and will be headquartered in Bermuda with corporate offices remaining in Houston
• Nabors: ~53%
• C&J stockholders: ~47%
• C&J executive team to lead New C&J
• New C&J Board will consist of seven members, three nominated by C&J in addition to Josh
Comstock continuing as Chairman
• Customary closing conditions and C&J stockholder approval
• Closing expected March 2015 subject to receipt of C&J stockholder approval at March 20 th special meeting
• Significant liquidity at closing, including revolver availability of ~$510 million
• Estimated Leverage Ratio at closing:  ~2.2x
• Estimated Total Debt at closing:  ~$1.1 billion
© C&J Energy Services, Inc. 2015
Leverage and
Liquidity
(1) Based on closing price of C&J common stock on 2/13/2015

– Josh Comstock to continue as Chairman of the Board and CEO
– Randy McMullen to continue as President and CFO

Combination Broadens Reach to
Most of the Major U.S. Basins and Western Canada
© C&J Energy Services, Inc. 2015
Nabors Completion and Production Facilities
Nabors Completion and Production SWDs
C&J Facilities

© C&J Energy Services, Inc. 2015
New C&J Will Be the 6
th
Largest Hydraulic
Fracturing Company by Market Share
Source: Spears & Associates Oilfield Market Report

Rank Company 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
1 Halliburton 30.0% 29.2% 28.8% 28.3% 30.3% 25.7% 25.3% 25.8% 25.7% 24.9%
2 Schlumberger 24.6% 22.0% 22.1% 22.6% 25.5% 20.6% 19.2% 18.8% 19.2% 18.5%
3 Baker Hughes 19.2% 19.2% 17.1% 15.6% 12.5% 14.0% 13.5% 12.6% 12.1% 11.7%
4 Trican 4.5% 5.0% 4.5% 4.3% 4.7% 5.4% 5.2% 4.7% 5.0% 4.9%
5 FTS International 1.1% 2.0% 2.5% 3.3% 3.2% 6.3% 6.9% 5.4% 5.1% 4.9%
New C&J 4.6%
6 Calfrac Well Services Ltd. 2.5% 3.4% 4.1% 4.0% 3.7% 4.0% 4.2% 4.3% 4.5% 4.4%
7 Weatherford 1.9% 2.0% 2.4% 2.7% 3.2% 3.9% 4.4% 5.0% 3.7% 4.1%
8 Cudd Pumping 2.1% 2.1% 2.2% 2.4% 2.5% 3.0% 3.2% 3.3% 3.1% 3.6%
9 Nabors Industries 1.2% 1.6% 2.5% 3.1% 2.4% 3.3% 3.3% 3.5% 2.5% 2.3%
10 Patterson-UTI Energy, Inc. 2.3% 2.8% 3.1% 2.9% 2.4% 2.4% 2.2% 2.1% 2.5% 2.3%
11 Seventy Seven Energy 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.6% 1.2% 2.5% 2.3%
12 C&J Energy Services 0.0% 0.0% 0.1% 0.2% 0.4% 0.9% 1.9% 2.2% 1.8% 2.2%
13 Sanjel Corporation 1.9% 1.8% 1.2% 1.1% 1.3% 1.3% 1.7% 1.8% 1.8% 1.8%
14 ProPetro 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.3% 0.5% 0.8% 1.4%
15 Superior Energy Services, Inc. 0.5% 0.7% 0.9% 0.9% 0.7% 1.2% 1.4% 1.3% 1.1% 1.1%
16 Canyon Services Group, Inc. 0.2% 0.3% 0.3% 0.4% 0.3% 1.0% 1.1% 1.0% 0.8% 0.9%
17 Basic Energy Services 1.4% 1.5% 1.3% 1.2% 0.8% 1.2% 0.9% 0.9% 0.7% 0.9%
18 Archer 0.0% 0.0% 0.1% 0.3% 0.3% 0.3% 0.6% 0.5% 0.5% 0.7%
19 C.A.T. oil AG 1.7% 1.6% 1.7% 1.6% 1.9% 1.2% 0.7% 0.6% 0.7% 0.7%
20 Keane Group 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.1% 0.3% 0.4% 0.4%
21 RockPile Energy Services 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.3% 0.3%
22 Advanced Stimulation Technologies 0.0% 0.0% 0.0% 0.1% 0.0% 0.1% 0.1% 0.2% 0.3% 0.3%
23 Petroplex Acidizing Inc. 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 0.2% 0.2% 0.2%
24 Anton Oilfield Services Group 0.0% 0.0% 0.1% 0.1% 0.1% 0.2% 0.1% 0.2% 0.2% 0.2%
25 Gasfrac Energy Services, Inc. 0.0% 0.0% 0.0% 0.1% 0.2% 0.5% 0.5% 0.4% 0.4% 0.1%
26 Consolidated Services 0.2% 0.3% 0.3% 0.2% 0.2% 0.2% 0.1% 0.2% 0.1% 0.1%
27 San Antonio 0.4% 0.3% 0.3% 0.2% 0.3% 0.2% 0.1% 0.1% 0.1% 0.1%
28 Producers Service Corporation 0.2% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1%
29 Torqued-Up Energy Services 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.1% 0.1%
30 Franklin Well Services 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
31 Others 3.7% 3.9% 4.1% 4.0% 2.9% 2.7% 2.1% 2.8% 3.7% 4.3%
Total Market ($mm) $9,353 $12,746 $14,499 $17,488 $11,982 $20,359 $34,001 $35,717 $35,421 $40,585

© C&J Energy Services, Inc. 2015
New C&J Will Be the Largest Well Servicing
Company by Market Share
Rank Company 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
1 New C&J 14.4% 15.1% 14.3% 13.8% 13.1% 11.4% 13.5% 13.7% 14.1% 14.0%
2 Key Energy Svs 17.6% 17.1% 17.0% 18.2% 16.2% 14.4% 14.0% 13.6% 11.6% 11.1%
3 Eurasia Drilling Co. 4.4% 5.4% 6.0% 7.3% 4.8% 7.7% 7.7% 7.7% 8.6% 7.8%
4 Basic Energy Services 7.4% 7.5% 6.4% 5.6% 5.0% 5.3% 6.0% 6.2% 6.0% 5.9%
5 Superior Energy Svs 4.4% 4.5% 5.0% 5.3% 6.0% 6.3% 6.2% 5.8% 5.8% 5.7%
6 Precision Drilling Corp. 7.1% 7.6% 5.5% 4.7% 4.2% 4.6% 4.2% 3.9% 4.3% 4.4%
7 Archer 1.6% 1.7% 2.1% 2.5% 4.1% 4.2% 3.9% 3.9% 4.8% 4.4%
8 Forbes Energy Services 0.0% 0.4% 0.8% 1.1% 2.5% 2.8% 3.4% 3.3% 3.7% 4.1%
9 Pioneer Energy Services 0.9% 1.1% 1.5% 1.7% 1.7% 2.1% 2.2% 3.1% 3.4% 3.7%
10 Savanna Energy Services Corp. 1.3% 1.2% 1.3% 1.4% 1.6% 2.3% 3.1% 3.2% 3.3% 3.3%
11 Integra Group 1.8% 3.3% 6.1% 5.6% 5.4% 4.9% 4.0% 3.5% 3.0% 3.0%
12 Ensign Resource Svs 2.5% 2.3% 2.0% 2.1% 2.5% 2.2% 1.9% 2.0% 2.1% 2.1%
13 Essential Energy Services 0.0% 0.0% 0.2% 0.5% 1.1% 1.4% 1.4% 1.4% 1.9% 1.9%
14 Moncla Companies 2.7% 2.6% 2.6% 2.6% 2.7% 1.7% 1.7% 1.6% 1.8% 1.8%
15 Fortis  Energy Services 0.0% 0.0% 0.1% 0.1% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3%
16 RAPAD Drilling & Well Service 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2%
17 Best Well Service 0.0% 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1%
18 Others 33.7% 30.0% 28.9% 27.3% 28.5% 28.2% 26.0% 26.6% 25.1% 26.3%
Total Market ($mm) $3,414 $4,665 $5,010 $5,496 $3,154 $3,902 $5,186 $5,819 $5,783 $6,087
Source: Spears & Associates Oilfield Market Report

C&J Financials – 5 Year Income Statement
© C&J Energy Services, Inc. 2015
($ in thousands, except per share amounts)
2010 2011 2012 2013 2014
Statement of Operations Data
  Revenue
$244,157 $758,454 $1,111,501 $1,070,322 $1,607,944
  Cost of sales
145,093 425,014 686,811 738,962 1,162,708
  Gross profit
99,064 333,440 424,690 331,360 445,236
  Selling, general and admin. expenses
16,491 48,360 94,556 136,910 199,037
  Research and Development
5,005 14,327
  Depreciation and amortization
10,711 22,919 46,912 74,703 108,145
  Loss (gain) on disposal of assets
1,571 (25) 692 527 (17)
  Operating income
70,291 262,186 282,530 114,215 123,744
Other income (expense):
Interest expense, net (17,341) (4,221) (4,996) (6,550) (9,840)
Loss on early extinguishment of debt – (7,605) – – –
Other income (expense) (309) (40) (105) 53 598
Total other expense
(17,650) (11,866) (5,101) (6,497) (9,242)
Income (loss) before income tax
52,641 250,320 277,429 107,718 114,502
Provision (benefit) for income tax
20,369 88,341 95,079 41,313 45,679
Net income (loss)
$32,272 $161,979 $182,350 $66,405 $68,823
Basic net income (loss) per share
$0.70 $3.28 $3.51 $1.25 $1.28
Diluted net income (loss) per share
$0.67 $3.19 $3.37 $1.20 $1.22
Year Ended December 31,

C&J Financials – 5 Year Cash Flow Statement
© C&J Energy Services, Inc. 2015
($ in thousands)
2010 2011 2012 2013 2014
Cash Flow Data
Capital expenditures $44,473 $140,723 $181,426 $151,810 $307,598
Cash flow provided by (used in)
Operating activities
44,723 171,702 253,930 181,101
181,837
Investing activities
(43,818) (165,545) (457,393) (165,295)
(343,412)
Financing activities
$734 $37,806 $171,125 ($15,834)
$157,178
Year Ended December 31,

C&J Financials – 5 Year Balance Sheet
© C&J Energy Services, Inc. 2015
($ in thousands)
2010 2011 2012 2013 2014
Cash and Cash Equivalents $2,817 $46,780 $14,442 $14,414 $10,017
Accounts Receivable, Net 44,354 122,169 166,517 152,696 290,767
Inventories, Net 8,182 45,440 60,659 70,946 122,172
Property Plant and Equipment, Net 88,395 213,697 433,727 535,574 783,302
Total Assets $226,088 $537,849 $1,012,757 $1,132,300 $1,612,746
Accounts Payable 13,084 57,564 69,617 88,576 229,191
Long-term Debt and Capital Lease Obligations 44,817 – 173,705 164,205 349,875
Total Stockholders’ Equity $109,446 $395,055 $599,891 $696,151 $781,897
Year Ended December 31,

C&J Financials – EBITDA and Adjusted
EBITDA
(1)
Reconciliation
© C&J Energy Services, Inc. 2015
($ in thousands) 2010 2011 2012 2013 2014
Net income $32,272 $161,979 $182,350 $66,405 $68,823
Interest expense, net 17,341 4,221 4,996 6,550 9,840
Provision for income tax 20,369 88,341 95,079 41,313 45,679
Depreciation and amortization 10,711 22,919 46,912 74,703 108,145
EBITDA
(1)
$80,693 $277,460 $329,337 $188,971 $232,487
Adjustments to EBITDA
Loss on early extinguishment of debt – 7,605 – – –
Loss (gain) on disposal of assets 1,571 (25) 692 527 (17)
Legal Settlement – – 5,850 – –
Inventory write-down – – – 870 –
Insurance settlement – – – – 880
Transaction costs – 348 833 306 20,159
Adjusted EBITDA
(1)
$82,264 $285,388 $336,712 $190,674 $253,509
Year Ended December 31,

(1)
EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, net gain or loss on disposal of assets, transaction costs and certain non-routine items. EBITDA and Adjusted EBITDA are non-GAAP financial measures, and when analyzing C&J’s operating performance, investors should use EBITDA  and Adjusted EBITDA in addition to, and not as an alternative for, operating income and net income (loss) (each as determined in accordance with  U.S. GAAP). C&J Management uses EBITDA and Adjusted EBITDA as supplemental financial measures because we believe they are useful indicators of our performance.

C&J Financials – EBITDA and Adjusted
EBITDA
(1)
Reconciliation - Quarterly
© C&J Energy Services, Inc. 2015
($ in thousands) Q1 2014 Q2 2014 Q3 2014 Q4 2014
Net income $11,588 $11,108 $23,816 $22,311
Interest expense, net 1,749 2,195 2,778 3,118
Provision for income tax 7,737 6,969 15,623 15,350
Depreciation and amortization 21,870 25,374 28,499 32,402
EBITDA
(1)
$42,944 $45,646 $70,716 $73,181
Adjustments to EBITDA
Loss on early extinguishment of debt – – – –
Loss (gain) on disposal of assets 38 (39) 16 (32)
Legal Settlement – – – –
Inventory write-down – – – –
Insurance settlement – – – 880
Transaction costs – 7,414 4,427 8,318
Adjusted EBITDA
(1)
$42,982 $53,021 $75,159 $82,347
Year Ended December 31,

(1)
EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, net gain or loss on disposal of assets, transaction costs and certain non-routine items.
EBITDA and Adjusted EBITDA are non-GAAP financial measures, and when analyzing C&J’s operating performance, investors should use EBITDA  and
Adjusted EBITDA in addition to, and not as an alternative for, operating income and net income (loss) (each as determined in accordance with  U.S. GAAP).
C&J Management uses EBITDA and Adjusted EBITDA as supplemental financial measures because we believe they are useful indicators of our performance.